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                        CONTINUING DISCLOSURE UNDERTAKING

     This Continuing Disclosure Undertaking (the "Disclosure Undertaking") is executed and delivered by The Brink's Company (the "Company") and Wachovia Bank, National Association (the "Trustee") in connection with the issuance of $43,160,000 aggregate principal amount of Coal Terminal Revenue Refunding Bonds (Dominion Terminal Associates Project--Brink's Issue), Series 2003 (the "Bonds") of Peninsula Ports Authority of Virginia (the "Issuer"). The Bonds are being issued pursuant to an Indenture of Trust, dated as of September 1, 2003, between the Issuer and the Trustee (the "Indenture"). The Issuer and Dominion Terminal Associates (the "Partnership") have entered into a Loan Agreement that has been pledged and assigned by the Issuer to the Trustee for purposes of enforcement. Pittston Coal Terminal Corporation ("Pittston"), an indirect wholly-owned subsidiary of the Company, has agreed to make payments to the Partnership of amounts sufficient to enable it to pay the principal of and premium, if any, and interest on the bonds ("Debt Service") pursuant to an Amended and Restated Throughput and Handling Agreement dated as of July 1, 1987, as amended, among Pittston, the Partnership and certain other companies named therein (the "Throughput Agreement"). Payment of Debt Service has been guaranteed by the Company to the Trustee, for the benefit of the Bondholders, pursuant to a Parent Company Guaranty Agreement dated as of September 1, 2003 (the "Guaranty Agreement") between the Company and the Trustee. The Company and the Trustee covenant and agree as follows:

     SECTION 1. Purpose of the Disclosure Undertaking. This Disclosure Undertaking is being executed and delivered by the Company and the Trustee for the benefit of the Beneficial Owners of the Bonds and in order to assist the Participating Underwriters, as defined in Rule 15c2-12 of the Securities and Exchange Commission (the "SEC"), in complying with Section (b)(5) of the Rule. The Company is an "obligated person" within the meaning of the Rule. As required by the Rule, this Disclosure Undertaking is enforceable by Beneficial Owners of the Bonds pursuant to Section 10 of this Disclosure Undertaking.

     SECTION 2. Definitions. In addition to the definitions set forth in the Indenture, which apply to any capitalized term used in this Disclosure Undertaking, the following capitalized terms shall have the following meanings:

          "Virginia State Repository" shall mean any public or private repository or entity as may be designated by the Commonwealth of Virginia as a state repository for the purpose of the Rule and recognized as such by the SEC. Currently there is no Virginia State Repository.

          "Annual  Financial   Information"  shall  mean  the  annual  financial
     information provided by the Company pursuant to, and as described in, Sections 3 and 4 of this Disclosure Undertaking.

          "Beneficial Owner" shall mean any person which has the power, directly or indirectly, to vote or consent with respect to, or to dispose of ownership of, any Bonds, including persons holding Bonds through nominees or depositories.

          "Company Disclosure Representative" shall mean an authorized officer of the Company or a designee, or such other officer or employee as the Company shall designate in writing to the Trustee from time to time.

          "MSRB"  shall  mean  the   Municipal   Securities   Rulemaking   Board
     established in accordance with the provisions of Section 15B(b(1) of the 1934 Act.

          "National Repository" shall mean any Nationally Recognized Municipal Securities Information Repository for purposes of the Rule. Currently, the following are National Repositories:

                  Bloomberg Municipal Repository
                  100 Business Park Drive
                  Skillman, New Jersey 08558
                  Phone: (609) 279-3225
                  Fax: (609) 279-5962
                  http://www.bloomberg.com/markets/muni_contactinfo.html
                  Email: munis@bloomberg.com

                  DPC Data Inc.
                  One Executive Drive
                  Fort Lee, NJ 07024
                  Phone: (201) 346-0701
                  Fax: (201) 947-0107
                  http://www.dpcdata.com
                  Email: nrmsir@dpcdata.com

                  FT Interactive Data
                  Attn: NRMSIR
                  100 Williams Street
                  New York, New York 10038
                  Phone: (212) 771-6999
                  Fax: (212) 771-7390 (Secondary Market Information)
                  (212) 771-7391 (Primary Market Information) http://www.interactivedata.com Email: nrmsir@ftid.com

                  Standard & Poor's J. J. Kenny Repository
                  55 Water Street
                  45th Floor
                  New York, NY 10041
                  Phone: (212) 438-4595
                  Fax: (212) 438-3975
                  www.jjkenny.com/jjkenny/pser_descrip_data_rep.html
                  Email: nrmsir_repository@sandp.com


                                       2

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          "Repository"  shall mean each  National  Repository  and the  Virginia
     State Repository, if any.

          "Rule" shall mean Rule 15c2-12(b)(5) adopted by the SEC under the Securities Exchange Act of 1934, as the same may be amended from time to time ("1934 Act").

          "Specified Events" shall mean any of the events with respect to the Bonds listed in Section 5(a) of this Disclosure Undertaking.

          SECTION 3. Provision of Annual Financial Information.

              (a) The Company shall provide to each Repository and to the Trustee its Annual Financial Information in compliance with the requirements of
Section 4 of this Disclosure Undertaking no later than 10 days after the time it is required to file its Form 10-K with the SEC (as such time may be extended), or 120 days after the end of its fiscal year (whichever is later) subject to the grace period provided in subsection (c), for so long as the Company is required to file reports under the 1934 Act. The Company Disclosure Representative shall advise the Trustee of the Company's calculation of the applicable due date in order for the Trustee to comply with subsection (c). The Company may satisfy such obligations by providing to each National Repository and the Virginia State Repository, if any, an annual written notice indicating that the annual filing of Form 10-K filed with the SEC in accordance with SEC rules under the 1934 Act constitute the Company's Annual Financial Information for such year.

              (b) The Company will prepare its Annual Financial Information in accordance with those accounting principles applicable to the periodic reports it is required to file with the SEC.

              (c) If, on the date specified in subsection (a) for providing the Annual Financial Information to Repositories, the Trustee has not received a copy of the Annual Financial Information, the Trustee shall contact the Company Disclosure Representative to determine if the Company is in compliance with subsection (a). If the Company advises the Trustee that it has not filed its Annual Financial Information within a grace period of 10 Business Days after being contacted by the Trustee, the Trustee shall file a notice with the Repositories generally as set forth in Exhibit A and as required by Rule 15c2-12(b)(5)(i)(D) and with a copy to the Issuer.

     SECTION 4. Content of Annual Financial Information. The Company's Annual Financial Information shall consist of financial information and operating data contained in Form 10-K referenced in the Official Statement including audited financial statements which the Company has filed or is permitted to file under the 1934 Act.

     SECTION 5. Reporting of Specified Events.

              (a) This Section 5 shall govern the giving of notices of the occurrence of any of the following events with respect to the Bonds, if material:

              1. principal and interest payment delinquencies;

              2.  non-payment related defaults;

              3.  unscheduled  draws   on   debt  service  reserves   reflecting
          financial difficulties;

              4. unscheduled draws on credit enhancements reflecting financial difficulties;

              5.  substitution of   credit  or  liquidity  providers,  or  their
          failure to perform;

              6. adverse tax opinions or events affecting the tax-exempt status of the security;

              7.  modifications to rights of security holders;

              8.  bond calls;

              9.  defeasances;

              10. release, substitution, or sale of property securing repayment of the securities; and

              11. rating changes.

              (b) The Trustee, upon obtaining actual knowledge of the occurrence of any of the Specified Events, shall promptly contact the Company Disclosure Representative, shall inform such person of any Specified Event that has occurred, and shall request that the Company promptly notify the Trustee in writing whether to report the event pursuant to subsection (e).

              (c) If the Company determines that the occurrence of a Specified Event is material, the Company Disclosure Representative shall promptly notify the Trustee in writing. Such notice shall instruct the Trustee to report the occurrence pursuant to subsection (e).

              (d) If the Company determines that the occurrence of a Specified Event is not material, the Company Disclosure Representative shall so notify the Trustee in writing and instruct the Trustee not to report the occurrence pursuant to subsection (e).

              (e) If the Trustee has been instructed by the Company Disclosure Representative to report the occurrence of a Specified Event, the Trustee shall file a notice of such occurrence with each National Repository or the MSRB and the Virginia State Repository, if any. The Trustee shall not be obligated to report the occurrence of a Specified Event if there is no instruction from the Company Disclosure Representative. Notwithstanding the foregoing:

              (i) notice of the occurrence of a Specified Event described in subsections (a)(1), (4) or (5) shall be given by the Trustee unless the Company Disclosure Representative gives the Trustee affirmative instructions not to disclose such occurrence; and

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              (ii) notice of Specified  Events  described in subsections  (a)(8)
          and (9) need not be given under this subsection any earlier than the notice (if any) of the underlying event is given to Beneficial Owners of affected Bonds pursuant to the Indenture.

     SECTION 6. Termination of Reporting Obligation. The Company's obligations under this Disclosure Undertaking shall terminate if the Company is no longer an obligated person within the meaning of the Rule. The Company's obligations under this Disclosure Undertaking shall terminate upon the maturity, defeasance, prior redemption or payment in full of all of the Bonds.

     SECTION 7. Substitution of Obligated Person. The Company shall not transfer its obligations under the Guaranty Agreement unless the transferee agrees to assume all the obligations of the Company under this Disclosure Undertaking.

     SECTION 8. Amendment: Waiver. Notwithstanding any other provision of this Disclosure Undertaking, the Company and the Trustee may amend this Disclosure Undertaking (and the Trustee shall consent in its discretion (such consent not to be unreasonably withheld) to any amendment so requested by the Company), and any provision of this Disclosure Undertaking may be waived, if such amendment or waiver is supported by an opinion of counsel reasonably acceptable to each of the Company and the Trustee, to the effect that such amendment or waiver would not, in and of itself, cause the undertakings herein to violate the Rule taking into account any subsequent change in or official interpretation of the Rule.

     SECTION 9. Additional Information. Nothing in this Disclosure Undertaking shall be deemed to prevent the Company from disseminating any other information, using the means of dissemination set forth in this Disclosure Undertaking or any other means of communication, or including any other information in any Annual Financial Information or notice of occurrence of a Specified Event, in addition to that which is required by this Disclosure Undertaking. If the Company chooses to include any information in any Annual Financial Information or notice of occurrence of a Specified Event in addition to that which is specifically required by this Disclosure Undertaking, the Company shall have no obligation under this Agreement to update such information or include it in any future Annual Financial Information or notice of occurrence of a Specified Event.

     SECTION 10. Default. (a) In the event of a failure of the Company to provide to the Repositories the Annual Financial Information as undertaken by the Company in this Disclosure Undertaking, the Beneficial Owner of any Bonds may take such actions as may be necessary and appropriate, including seeking mandamus or specific performance by court order, to cause the Company to comply with its obligations to provide Annual Financial Information or notices under this Disclosure Undertaking.

              (b) Notwithstanding the foregoing, no Beneficial Owner of the Bonds shall have the right to challenge the content or adequacy of the information provided pursuant to Sections 3, 4 or 5 of this Disclosure Undertaking by mandamus, specific performance or other equitable proceedings unless the Company shall have been given ninety (90) days written notice by a Beneficial Owner of the Bonds to remedy the alleged inadequacy of the information provided and unless Beneficial Owners of Bonds representing at least 25% aggregate principal amount of Outstanding Bonds shall join in such proceedings.


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

              (c) A default under this Disclosure Undertaking shall not be deemed an Event of Default under the Indenture or the Bonds, and the sole remedy under this Disclosure Undertaking in the event of any failure of the Company or the Trustee to comply with this Disclosure Undertaking shall be an action to compel performance.

     SECTION 11. Duties, Immunities and Liabilities of Trustee. Article IX of the Indenture is hereby made applicable to this Disclosure Undertaking as if this Disclosure Undertaking were (solely for this purpose) contained in the Indenture. The Trustee shall have only such duties as are specifically set forth in this Disclosure Undertaking, and the Company agrees to indemnify and save the Trustee, its officers, directors, employees and agents, harmless against any liabilities which it may incur arising out of or in the exercise or performance of its powers and duties hereunder, including the costs and expenses (including attorneys fees and expenses) of defending against any claim of liability, but excluding liabilities due to its own negligence or willful misconduct.

     SECTION 12. Beneficiaries. This Disclosure Undertaking shall inure solely to the benefit of the Company, the Trustee and Beneficial Owners from time to time of the Bonds, and shall create no rights in any other person or entity.

     SECTION 13. Counterparts. This Disclosure Undertaking may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 14. Governing Law. This Disclosure Undertaking shall be governed by the laws of the State of New York.



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


Date:  September 24, 2003

                                                     THE BRINK'S COMPANY


                               By  /s/ James B. Hartough
                                   ---------------------------------------------
                               Name:   James B. Hartough
                               Title:  Vice President--Corporate Finance
                                       and Treasurer


                               WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee


                               By  /s/ Elizabeth A. Boyd
                                   ---------------------------------------------
                               Name:   Elizabeth A. Boyd
                               Title:  Corporate Trust Officer

                                    EXHIBIT A
                        NOTICE TO REPOSITORIES REGARDING
                              FINANCIAL INFORMATION

Name of Issuer:         Peninsula Ports Authority of Virginia
Name of Bond Issue:     $43,160,000 Coal Terminal Revenue Refunding Bonds
                        (Dominion Terminal Associates Project--Brink's
                        Issue) Series 2003
Name of Company:        The Brink's Company
Date of Issuance:       September 24, 2003

     NOTICE IS HEREBY GIVEN that the Company has not yet provided Annual Financial Information with respect to the above-named Bonds. The Company anticipates that the Annual Financial Information will be filed by [date].

Dated:
        ----------------------------


                      Wachovia Bank, National Association,
                        on behalf of THE BRINK'S COMPANY